UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2005

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 22, 2005, Lufkin Industries, Inc. issued a press release announcing that its Board of Directors had approved a 2-for-1 stock split. The stock split will be effected by issuing one additional share of common stock for every outstanding share of common stock, and the additional shares will be distributed on April 19, 2005, to stockholders of record at the close of business on April 4, 2005. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1   Press Release, dated March 22, 2005, issued by Lufkin Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By	/s/ R. D. Leslie
R.D. Leslie
Vice President/Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: March 22, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 22, 2005, issued by Lufkin Industries, Inc.